                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)              June 10, 2002
                                                                   -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)

   Laws of the United States                33-99362                        51-0269396
   -------------------------                --------                        ----------
(State or other jurisdiction of     (Commission File Number)       (IRS Employer Identification
 incorporation or organization)                                               Number)

201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)


                          302/594-4000
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Registrant's telephone number, including area code


                                      N/A
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   Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of May 1 through May 31, 2002 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

              Original Principal  Original Principal        Pooling and
                    Amount              Amount         Servicing Supplement     Interest     Interest    Principal
   Series         (Class A)           (Class B)                Date               Type        Payment     Payment
------------------------------------------------------------------------------------------------------------------
1996-2             600,000,000       54,300,000          June 4, 1996            Floating       Yes         no
1996-4             500,000,000       45,180,000          August 6, 1996          Floating       Yes         no
1996-6             862,650,000       78,000,000          December 13, 1996       Floating       Yes         no
1996-8             400,000,000       36,200,000          December 11, 1996       Floating       Yes         no
1997-1             750,000,000       67,770,000          February 4, 1997        Floating       Yes         no
1997-2             500,000,000       45,180,000          May 8, 1997             Floating       Yes         no
1997-3             500,000,000       45,180,000          June 10, 1997           Floating       Yes         yes
1997-4             500,000,000       45,180,000          June 10, 1997           Floating       Yes         no
1997-5             650,000,000       58,735,000          August 7, 1997          Floating       Yes         no
1997-6           1,300,000,000      117,470,000          September 9, 1997         Fixed        Yes         no
1997-7             500,000,000       45,180,000          September 9, 1997       Floating       Yes         no
1997-8             780,000,000       70,482,000          September 23, 1997      Floating       Yes         no
1997-9             500,000,000       45,180,000          October 9, 1997         Floating       Yes         no
1998-1             700,000,000       63,253,000          May 21, 1998            Floating       Yes         no
1998-4             700,000,000       63,253,000          July 22, 1998           Floating       Yes         no
1998-5             650,000,000       58,735,000          August 27, 1998         Floating       Yes         no
1998-6             800,000,000       72,289,000          August 27, 1998         Floating       Yes         no
1998-8             500,000,000       45,180,000          September 17, 1998      Floating       Yes         no
1998-9             650,000,000       44,828,000          December 22, 1998         Fixed        Yes         no
1999-1           1,000,000,000       90,361,000          February 24, 1999       Floating       Yes         no
1999-2             500,000,000       45,180,000          February 24, 1999       Floating       Yes         no
1999-3             700,000,000       54,167,000          May 4, 1999             Floating       Yes         no
2001-1             750,000,000       58,036,000          January 30, 2001        Floating       Yes         no
2001-2           1,250,000,000       96,727,000          March 19, 2001          Floating       Yes         no
2001-3             630,000,000       48,750,000          March 29, 2001          Floating       Yes         no
2001-4             600,000,000       46,428,000          May 16, 2001            Floating       Yes         no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates

     The 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-1 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08,
99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, 99.19,
99.20, 99.21, 99.22, 99.23, 99.24, 99.25, 99.26, and 99.27, to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01)   Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FIRST USA BANK, NATIONAL ASSOCIATION
                                         As Servicer

                                         By: /s/ Tracie H. Klein
                                             --------------------------------
                                             Name:  Tracie H. Klein
                                             Title: First Vice President

Date: June 17, 2002
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